Exhibit 99.1

Baird Medical, A Leading Developer and Provider of Microwave Ablation (MWA) Medical Devices in China, to be Publicly Listed on NASDAQ through a Proposed Business Combination with ExcelFin Acquisition Corp.

-	Ranked first among MWA medical device providers in thyroid nodule and breast lump treatment with approximately 35% market share in China[1]

-	Extensive distribution network with over 430 hospitals penetrated and national coverage across 21 provinces, municipalities, and autonomous regions in China

-	Proposed transaction represents a pre-money equity value of $300 million for Baird Medical and an implied pro forma enterprise value of approximately $370 million for the combined company

-	Existing Betters shareholders will roll 100% of their current equity holdings into equity of the combined company

San Francisco and Guangzhou, China, June 26, 2023 – Baird Medical Investment Holdings Limited (“Baird Medical” or the “Company”),2 a medical technology company, and ExcelFin Acquisition Corp. ("ExcelFin") (NASDAQ: XFIN), a publicly traded special purpose acquisition company, have entered into a definitive business combination agreement that would result in Baird Medical becoming a publicly traded company. Upon the closing of the proposed transaction between Betters and ExcelFin, the combined company will operate as Baird Medical Investment Holdings Limited and be listed on the Nasdaq under the new ticker symbol BDMD.

Baird Medical is a leading microwave ablation (MWA) medical device developer and provider in China. MWA has gained increasing recognition in China as a treatment for several tumor types, with benefits to patients, doctors, and public healthcare costs. According to Frost & Sullivan, Baird Medical is the largest MWA medical device provider for thyroid nodules and breast lump treatment in China.

Baird Medical Investment Highlights

•	Leader in a Large, Underserved Market: The medical device market in China has a current estimated value of approximately $146 billion, and is predicted to grow by approximately 7.8% per annum between 2023 and 2026. Baird Medical’s devices strategically and efficiently target specialty treatment areas, including thyroid nodules, breast lumps, and liver cancer. With its proprietary MWA medical devices, Baird Medical is ranked first among MWA medical device providers in thyroid nodule and breast lump treatment, with approximately 35% market share in China.

•	Extensive Sales and Distribution Network: Since being founded in 2012, Baird Medical has established nationwide coverage in China through partnerships with over 100 distributors. This extensive distribution network has enabled Baird Medical to penetrate over 430 hospitals, including over 250 Grade III hospitals. With more than 60% of its total 2022 revenue from direct sales to hospitals with higher margins, for fiscal year 2022, Baird Medical has been able to achieve a net income of $13 million and an attractive adjusted EBITDA margin of 55%.[3]

1 According to the Global Market Study of Ablation Therapy Independent Market Research Report (the “Frost & Sullivan Report”) commissioned by the Baird Medical and prepared by Frost & Sullivan, a third-party global research organization.

2 The name of the post-closing, combined public company will be “Baird Medical Holdings Investment Limited.” All references herein to “Baird Medical” shall be deemed to refer (i) to Betters Medical Investment Holdings Limited (“Betters”) for any time periods or historical events occurring prior to the closing of the transaction and (ii) to Baird Medical Holdings Investment Limited for any time periods occurring after the closing of the transaction.

3 Adjusted EBITDA margin is a non-GAAP measure. Please see the tables at the end of this press release for a reconciliation of Adjusted EBITDA to Net Income.

•	Strong R&D Capabilities: Baird Medical has built an experienced in-house R&D team led by industry experts. The Company actively collaborates with well-regarded institutions to drive innovation and develop cutting-edge medical solutions. Baird Medical has 38 registered patents and was the first company to obtain a Class III medical device registration certificate for MWA medical devices specifically indicated for thyroid nodules in China.

•	Delivering Value to all Stakeholders in the Value Chain: The Company believes that MWA offers patients a safe, minimally invasive treatment option with rapid recovery times. For hospitals, Baird Medical’s MWA treatment offers shorter observation times and hospital stay periods, increasing operational efficiency. For medical practitioners, MWA treatment requires shorter operation times and involves relatively low risk as compared to open surgery. For insurers, MWA treatment decreases medical expenses for both private providers and the government.

•	Multiple Levers for Growth: Baird Medical has long planned to develop the Company into a global medical device company, and aims to expand into the U.S., EU, and Southeast Asia within the next three years. To capture global market share, Baird Medical is in the process of applying for additional Class III medical device registration certificates for proprietary MWA medical devices specifically indicated for pulmonary nodules and other conditions. Furthermore, the Company intends to apply for FDA registration in the U.S. and CE Marks registration in the EU.

•	Strong Financial Profile: Baird Medical recorded revenues of $35 million in 2022, representing a 28% increase from $27 million in 2021. The Company had net income of $12 million and $13 million in 2021 and 2022, respectively, and achieved an attractive adjusted EBITDA margin of 63% and 55% in 2021 and 2022, respectively.[4] As Baird Medical continues to expand its current footprint and execute its growth strategies, the Company is expected to grow revenue significantly in the coming years, with $18 million in projected net income, $45 million in projected revenue, and a projected adjusted EBITDA margin of 57% for 2023.[5]

•	Highly-Experienced Management Team Supported by Well-Regarded Independent Board of Directors: Baird Medical is led by an experienced management team with deep industry knowledge and track records of driving scale and sustainable growth. Baird Medical’s board of directors includes medical industry experts with prestigious accreditations and awards, publications, and research.

Management and Board Commentary

Ms. Haimei Wu, Founder and CEO of Baird Medical

"The business combination with ExcelFin marks a significant milestone for Baird Medical. We believe ExcelFin’s partnership and international connections will provide us with the necessary resources to further expand our presence in the global market, accelerate our growth trajectory, and continue delivering innovative medical solutions to patients worldwide. We are confident that this combination will unlock opportunities and drive our vision of transforming healthcare through advanced, minimally invasive treatments.”

4 Adjusted EBITDA margin is a non-GAAP measure. Please see the tables at the end of this press release for a reconciliation of Adjusted EBITDA to Net Income.

5 Adjusted EBITDA margin is a non-GAAP measure. Please see the tables at the end of this press release for a reconciliation of Adjusted EBITDA to Net Income.

Joe Ragan, CEO, CFO, and Director of ExcelFin

"We are very excited to be joining forces with Ms. Haimei Wu and her excellent team at Baird Medical, given their strong track record in the medical device industry. We are confident that capitalizing on our experience and network globally will catalyze a successful new chapter of growth and innovation for Baird Medical as a public company."

Dr. Michael Mingzhao Xing, M.D., Ph.D., Independent Non-Executive Director

“As an independent non-executive director of Baird Medical, I extend my heartfelt congratulations on our business combination with ExcelFin Acquisition Corp. We are excited to expand our footprint to key markets in the U.S., Europe, and Southeast Asia in the next three years. This will allow us to provide minimally invasive oncology treatments to hospitals around the world and improve lives on a greater scale.”

Transaction Terms

Baird Medical Investment Holdings Limited, a newly formed exempted company incorporated with limited liability in the Cayman Islands, will be the surviving public company following the consummation of the business combination.

The combined company will have an estimated post-transaction enterprise value of $370 million, assuming 50% redemptions by ExcelFin public shareholders. Proceeds from the transaction will be used to fund growth. The transaction includes a $15 million minimum closing cash condition. To facilitate the transaction, Grand Fortune Capital, sponsor affiliate of ExcelFin, has agreed to purchase approximately $8.8 million of Baird Medical’s current debt from BOCI Investment Limited, one of Betters’ current preferred shareholders.

ExcelFin’s and Baird Medical’s respective boards of directors have unanimously approved the transaction, which is expected to close in the fourth quarter of 2023, subject to regulatory and shareholder approvals. Betters shareholders will roll 100% of their existing Betters equity holdings into ordinary shares of Baird Medical and are expected to own approximately 81% of Baird Medical on a non-fully diluted basis immediately following the closing of the proposed business combination, assuming 50% redemptions by ExcelFin’s public stockholders. Additional information about the proposed transaction, including a copy of the business combination agreement and investor presentation, will be provided in a Current Report on Form 8-K to be filed by ExcelFin with the Securities and Exchange Commission (“SEC”) and will be available at www.sec.gov. Baird Medical will file a registration statement (which will contain a proxy statement of ExcelFin and prospectus) with the SEC in connection with the transaction.

Advisors

Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC (“Cohen”), acts as ExcelFin’s lead financial and capital markets advisor. Exos Securities also serves as financial and capital markets advisors to ExcelFin. Shearman & Sterling LLP is acting as ExcelFin’s legal counsel, Dechert is acting as Baird Medical’s legal counsel, and Ropes & Gray LLP is acting as Cohen’s legal counsel.

About Baird Medical

Established in 2012 and headquartered in Guangzhou, China, Baird Medical is a leading microwave ablation (MWA) medical device developer and provider in China. Baird Medical’s proprietary MWA medical devices are used for treatment of benign and malignant tumors including thyroid nodules, liver cancer, lung cancer and breast lumps. Baird Medical is the first company to obtain Class III medical devices registration certificate for MWA medical devices specifically indicated for thyroid nodules in China. For more information, please visit http://baidesz.com/.

About ExcelFin

ExcelFin is a blank check company formed as a Delaware corporation for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more businesses. ExcelFin’s sponsors include Grand Fortune Capital, LLC (“GFC”) and Fin Venture Capital (“Fin”). GFC is an affiliate of an investment group that completed a series of significant M&A transactions and investments in FinTech, TMT and Healthcare. Fin is a private equity firm focused on FinTech software.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Such statements include statements concerning anticipated future events and expectations that are not historical facts. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, including, without limitation: (1) risks related to the consummation of the proposed transaction, including the risks that (a) the proposed transaction may not be consummated within the anticipated time period, or at all, (b) ExcelFin may fail to obtain stockholder approval of the proposed business combination, (c) the parties may fail to secure required regulatory approvals under applicable laws, and (d) other conditions to the consummation of the proposed transaction under the business combination agreement may not be satisfied; (2) the effects that any termination of the business combination agreement may have on ExcelFin or Baird Medical or their respective business, including the risks that ExcelFin’s share price may decline significantly if the proposed transaction is not completed; (3) the effects that the announcement or pendency of the proposed transaction may have on Baird Medical’s and its business, including the risks that as a result (a) ExcelFin’s business, operating results or stock price may suffer or (b) ExcelFin’s or Baird Medical’s current plans and operations may be disrupted; (4) the inability to recognize the anticipated benefits of the proposed transaction; (5) unexpected costs resulting from the proposed transaction; (6) changes in general economic conditions; (7) regulatory conditions and developments; (8) changes in applicable laws or regulations; (9) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the proposed transaction and instituted against ExcelFin, Baird Medical and others; and (10) other risks and uncertainties indicated from time to time in the registration and proxy statement relating to the proposed transaction, including those under "Risk Factors" therein, and in ExcelFin’s filings with the SEC. Potential investors, shareholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. Neither ExcelFin nor Baird Medical assumes any obligation to publicly update any forward-looking statement after it is made, whether as a result of new information, future events or otherwise, except as required by law.

Non-GAAP Financial Measures

This press release includes adjusted EBITDA margin, which is not presented in accordance with generally accepted accounting principles (“GAAP”). Non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. You should be aware that the Company’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. The Company believes non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of non-GAAP financial measures provide an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. A reconciliation of historical adjusted EBITDA margin to net income is provided in the tables at the end of this press release. With respect to projected adjusted EBITDA margin, due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results.

Additional Information and Where to Find It

In connection with the proposed transaction, Baird Medical intends to file with the SEC a registration statement on Form F-4, which will include a preliminary proxy statement/prospectus and other relevant documents, which will be both the proxy statement to be distributed to ExcelFin’s stockholders in connection with ExcelFin’s solicitation of proxies for the vote by ExcelFin’s stockholders with respect to the proposed business combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities of Baird Medical to be issued in connection with the business combination. STOCKHOLDERS OF EXCELFIN ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT BAIRD MEDICAL AND EXCELFIN WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Stockholders and investors will be able to obtain free copies of the proxy statement/prospectus and other relevant materials (when they become available) and other documents filed by Baird Medical and ExcelFin at the SEC’s website at www.sec.gov. Copies of the proxy statement/prospectus (when they become available) and the filings that will be incorporated by reference therein may also be obtained, without charge, on ExcelFin’s website at www.excelfinacquisitioncorp.com or by directing a request to: ExcelFin Acquisition Corp., 473 Jackson St., Suite 300, San Francisco, CA, 94111. The information contained on, or that may be accessed through, the websites referenced in this document is not incorporated by reference into, and is not a part of, this document.

Participants in Solicitation

Each of ExcelFin and Baird Medical and their respective directors, executive officers and certain employees, may be deemed, under SEC rules, to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding ExcelFin’s directors and executive officers is available in ExcelFin’s final prospectus dated October 22, 2021 relating to its initial public offering and in ExcelFin’s subsequent filings with the SEC. Other information regarding Baird Medical and the other participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC (when they become available). These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This communication is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Contacts

Investor Relations

Robin Yang, Partner

ICR, LLC

Phone: +1 (646) 308-1475

Email: BairdMedical.IR@icrinc.com

Public Relations

Brad Burgess, Senior Vice President

ICR, LLC

Phone: +1 (646) 588-0383

Email: BairdMedical.PR@icrinc.com

Reconciliation of Net Income to Adjusted EBITDA Margin

($M)	2021	2022
Net Income	$12.3	$12.6
(+) Depreciation	1.1	0.8
(+) Income Tax	2.4	2.5
(+) Interest Expenses	0.2	0.3
(+) Listing Expenses	2.2	3.6
(-) Other Income (Excluding Interest Income / Expenses)	(1.0)	(0.3)
Adjusted EBITDA	$17.2	$19.5
Net Income Margin	45.0%	35.8%
Adjusted EBITDA Margin	62.7%	55.2%